CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts - Safeco Funds", in the Combined Proxy Statement of Safeco Resource Series Trust and Prospectus for Class I Shares of Pioneer Bond VCT Portfolio, Pioneer Fund VCT Portfolio, Pioneer Growth Opportunities VCT Portfolio, Pioneer Money Market VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, Pioneer Small Cap Value II VCT Portfolio, and to the incorporation by reference of our report dated January 30, 2004, with respect to the financial statements and financial highlights of Safeco Multi-Cap Core Portfolio, Safeco Small-Cap Value Portfolio, Safeco Bond Portfolio, Safeco Growth Opportunities Portfolio, Safeco Core Equity Portfolio, and Safeco Money Market Portfolio included in the Safeco Resource Series Trust Annual Report for the year ended December 31, 2003, in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Variable Contracts Trust. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.1(f)) in the Agreement and Plan of Reorganization included as Annex A to the Combined Proxy Statement and Prospectus.

We also consent to the references to our firm under the captions "Independent Auditors" and "Financial Statements" in the Safeco Resource Series Trust Statement of Additional Information, and to the incorporation by reference of our report, dated January 30, 2004, on the financial statements and financial highlights of the Safeco Multi-Cap Core Portfolio, Safeco Small-Cap Value Portfolio, Safeco Bond Portfolio, Safeco Growth Opportunities Portfolio, Safeco Core Equity Portfolio, and Safeco Money Market Portfolio included in the Safeco Resource Series Trust Annual Report for the year ended December 31, 2003, in Post-Effective Amendment No. 28 to the Registration Statement (Form N-1A, File Nos. 33-06547/811-4717), as filed with the Securities and Exchange Commission on April 29, 2004 (Accession No. 0001047469-04-014236), which is incorporated by reference into the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Variable Contracts Trust.



Seattle, Washington
August 18, 2004                                            /s/ ERNST & YOUNG LLP

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" and "Experts - Pioneer Funds", in the Combined Proxy Statement of Safeco Resource Series Trust and Prospectus for Class I Shares of Pioneer Bond VCT Portfolio, Pioneer Fund VCT Portfolio, Pioneer Growth Opportunities VCT Portfolio, Pioneer Money Market VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio and Pioneer Small Cap Value II VCT Portfolio, and to the incorporation by reference of our report dated February 6, 2004, with respect to the financial statements and financial highlights of Pioneer Fund VCT Portfolio, Pioneer Money Market VCT Portfolio and Pioneer Mid Cap Value VCT Portfolio, (each a Portfolio of Pioneer Variable Contracts Trust), included in the Annual Report to the Shareowners for the year ended December 31, 2003, in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Variable Contracts Trust. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.2(g)) in the Agreement and Plan of Reorganization included as Annex A to the Combined Proxy Statement and Prospectus.

We also consent to the references to our firm under the captions "Independent Auditors" and "Financial Statements" in the Statement of Additional Information of Pioneer Variable Contracts Trust, and to the incorporation by reference of our report, dated February 6, 2004, on the financial statements and financial highlights of Pioneer Fund VCT Portfolio, Pioneer Money Market VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio (each a portfolio of Pioneer Variable Contracts Trust) included in the Annual Report to the Shareowners for the year ended December 31, 2003, in Post-Effective Amendment No. 31 to the Registration Statement (Form N-1A, File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on May 28, 2004 (Accession No. 0001016964-04-000195), which is incorporated by reference into the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Variable Contracts Trust.

                                                           /s/ ERNST & YOUNG LLP
Boston, Massachusetts
August 18, 2004